UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                  FILED PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 7, 2002

                MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
             (Exact name of registrant as specified in its charter)

         DELAWARE                  333-63768                   75-264883735
(State or other jurisdiction    (Commission File              (IRS Employer
of incorporation)                   Number)               Identification Number)

                           1010 Wisconsin Avenue, N.W.
                             Washington, D.C. 20007
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (202) 965-4455

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                                    FORM 8-K


ITEM 5.  OTHER EVENTS

         On May 7, 2002, the parent of the registrant issued the press release attached as Exhibit 99.1 to this report, which is incorporated by reference into this Item.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The press release of the registrant's parent is attached as Exhibit
99.1 to this report.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 7, 2002


                                MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.



                                By: /s/ Christopher L. Bennett
                                    -------------------------------------------
                                    Christopher L. Bennett
                                    Senior Vice President and General Counsel


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                                  EXHIBIT INDEX


         EXHIBIT           DESCRIPTION
         -------           -----------

         99.1              Press Release, dated as of May 7, 2002.